Other liabilities	12 Months Ended
Dec. 31, 2020
Other liabilities
Other liabilities

10     Other liabilities

		Knight
	Contingent	royalty
	consideration	payable	Total
	$	$	$

As at January 1, 2018	921	14	935
Amounts paid	(77)	(12)	(89)
Change in fair value (note 15)	(623)	—	(623)
Accretion recovery (note 15)	—	(2)	(2)
As at December 31, 2019	221	—	221
Amounts paid	(212)	—	(212)
Change in fair value	90	—	90
As at December 31, 2020	99	—	99
Less: Current portion	99	—	99
Long-term portion	—	—	—

Knight royalty payable

As part of the Knight Loan, Knight was granted a royalty of 0.5% on net sales resulting from global sales of the Company’s products until May 20, 2019.

Contingent consideration

On July 31, 2017, the Company entered into an Asset and Share Purchase Agreement (the agreement) to acquire all of the issued and outstanding shares and certain assets of Royal Philips’ (Philips) Sonalleve MR-HIFU business (Sonalleve). The agreement includes certain contingent consideration payments payable monthly in euro tied to future revenue levels of the Sonalleve business summarized as follows:

•	5% of revenue between the date of acquisition and December 31, 2017;
•	6% of revenue during the year ending December 31, 2018;
•	7% of revenue during the years ending December 31, 2019 and 2020; and
•

if total revenues are in excess of a defined amount from the date of acquisition to December 31, 2020, then the Company will be required to pay 7% of revenue from the date of acquisition to December 31, 2019.

The contingent consideration is classified as a Level 3 financial liability within the fair value hierarchy given its fair value is estimated using the discounted value of estimated future payments. The key assumptions in valuing the contingent consideration include: estimated projected net sales; the likelihood of certain levels being reached; and a discount rate of 15%.